UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                             ----------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
----------------------------------------   -------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                       -----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01 Entry into a Material Definitive Agreement.

         On June 20, 2008, Environmental Service Professionals, Inc., a Nevada corporation (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with International Media Fund (IMF), a Delaware corporation ("Purchaser") with an effective date of June 18, 2008. Pursuant to the terms of the Agreement, the Purchaser agreed to purchase from the Company 2,155,172 units (the "Units") of the Company's securities at a price of $2.32 per Unit. Each Unit will consist of four shares of the Company's common stock (the "Shares") and one warrant (the "Warrants") to purchase one additional share of the Company's common stock. Each Warrant will entitle the holder to purchase one additional share of the Company's common stock for a period of three (3) years from the date of issuance for a purchase price of $0.75 per share. A copy of the Stock Purchase Agreement is attached to this report as an Exhibit.

         Purchaser has agreed that on or about June 25, 2008, Purchaser shall pay to the Company for the Units the aggregate sum of Five Million Dollars ($5,000,000) (the "Purchase Price") by certified or cashier's check or wire transfer of immediately available funds into one or more bank accounts designated in writing by the Company in a single release.

         On June 20, 2008, the Company also entered into an Investor Rights Agreement with Purchaser, a copy of which is attached to this report as an Exhibit.


SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (d)      Exhibits

                  99.1. Stock Purchase Agreement with International Media Fund, a Delaware corporation, dated as of June 18, 2008.

                  99.2. Investor Rights Agreement with International Media Fund, a Delaware corporation, dated as of June 18, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                          (Registrant)

Date:  June 24, 2008


                           /s/  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer